UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

First Eagle Overseas Variable Fund

Annual Report
December 31, 2006

Advised by Arnhold and S. Bleichroeder Advisers, LLC

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

John P. Arnhold

First Eagle Overseas Variable Fund

PRESIDENT'S LETTER

Dear Shareholder,

During the past six months since our last communication, we have continued to see most markets around the world rise. We are pleased that the First Eagle Overseas Variable Fund has continued to provide positive absolute returns during this period and throughout 2006.

Although we are gratified that the Fund has continued to achieve its goal of not only preserving but enhancing capital for our shareholders, we continue to worry about the future. We are proud of our past performance, but understand that our reputation was built through the hard work and discipline of our investment team over the long-term. We recognize that maintaining this standing requires us to continue to be prudent with our shareholders' investments, and stick to our approach of seeking companies, through exhaustive fundamental research, which we believe will provide us with a measurable margin of safety. As we witness global markets continuing their strong runs, it has become more difficult to find quality companies with the potential for the built-in safety net which we seek. We recommend our clients prepare for more modest returns as we fear that we may be borrowing now from future results.

While we always maintain a cautious and somewhat skeptical posture, we continue to believe that worrying about what can go wrong is the responsible path to take as a true steward of our clients' assets. Buoyant markets can raise the level of most financial assets but we remain steadfast in our view that it is precisely when extreme optimism is in vogue that we must be most diligent in avoiding permanent impairment of our investors' capital. This has always been our approach, and we intend not to veer from this course.

As always, thank you for your continued confidence and support. We are ever mindful of the trust you place in us with your hard-earned assets.

Sincerely,

John P. Arnhold
President

January 2007

First Eagle Overseas Variable Fund

LETTER FROM THE PORTFOLIO MANAGER

Dear Shareholder,

Very often, we tell investors (and financial intermediaries) that our attempt is first and foremost to try to deliver positive, absolute returns. This is in contrast to so many of our competitors who strive for relative performance, i.e. performance relative to a benchmark. We say attempt because we are too aware of Peter Bernstein's reminder that "you cannot manage returns, you can only manage the risk to which you are exposing your investors ...if something goes wrong."

Managing risk is indeed what our endeavor is all about. Risk, as we understand it, is not market risk, nor is it volatility. To us, risk is buying a stock based on our estimate of what its intrinsic value is and realizing later that our initial estimate was wrong (too high) or that management of that company managed to destroy some of it along the way (for instance, through an ill-advised acquisition). We manage risk in many ways:

•  By ignoring benchmarks which are often the most overweight in sectors or countries where securities have gone up the most in price;

•  By having a diversified portfolio and thus avoiding the big bets associated with a more concentrated form of investing;

•  By being "multi-cap" oriented to give us the flexibility to go where we believe the best opportunities lie, whether it be in small, mid-size, large cap, or even in mega cap names;

•  By our willingness, at times, to consider fixed income securities, mostly with a view towards capturing an equity-type return;

•  By our willingness to hold cash whenever we cannot find enough securities at prices we like;

•  By our willingness to hold securities for a long time (three to five years), particularly if the underlying companies have good businesses and a decent competitive position. The icing on the cake is when there is also significant insider ownership—we like the results that often come from "eating one's own cooking";

•  And finally, by worrying a lot about what can go wrong, whether at the individual security level, sector or geographic level or at the more macro economic level.

What are some of our major worries today?

What happens with housing in the U.S. is critical to the outlook. So far, the script is in line with past real estate bear markets: a decline in single family permits, sharply rising inventories of unsold homes and already some actual price declines. Our biggest worry is that weak housing prices could at some point affect American households' ability or willingness to spend.

A related worry is that a U.S. economic slowdown could trigger slowdowns in many other countries, especially the Asian countries (including China) that export so much to the U.S., as well as the commodity producing countries (the likes of Canada and Australia, but also many emerging markets such as Argentina, Brazil and Russia) that, in turn, export so much to Asia. The old saying "when the U.S. economy sneezes, the rest of the world catches a cold" may still prove to be true. Investors—or

Charles de Vaulx

their financial intermediaries—that practice asset allocation are faced with an unusual situation today when virtually every asset class out there (stocks, bonds, emerging markets, high yield, commodities, real estate, small and mid cap, art, collectibles ...) have done very well. Where do we go from here? Will asset allocation provide the hoped for diversification and downside protection?

Finally, another worry is what we believe to be a private equity mania going on around the world. "$75 billion in 24 hours—Day Deal Fever Hit the World" was a title in the Financial Times on November 21, 2006, "Place Your Bets, Please: Takeover Wheel Spins" was the title the following day in the Wall Street Journal. The worry is that these leveraged buy-outs will breed complacency by providing an illusory sign that many companies are currently undervalued in the stock market. This will or may continue as long as private equity funds can borrow at "exceptionally generous" terms; today they can clearly borrow at far lower yields than the earnings yield that the stock market is willing to sustain. We will see how long that game lasts. In the meantime, our Fund could benefit in the short term if more of its holdings get taken over; and in the long term if we are able to pick up some distressed debt that is likely to arise from today's deals.

In sum, our shareholders' expectations regarding medium-term returns ought to be modest. An investment adviser who has been using our Fund for many years suggested we add the following note: "And this time, we mean it!"

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

January 2007

First Eagle Overseas Variable Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the year ending December 31, 2006, global markets performed very well. Corporate profits were strong while interest rates remained low. European stocks benefited from increased M&A activity in a variety of industries. The German DAX Index rose 22.0% and the French CAC 40 Index rose 17.5% during the twelve-month period. In Japan, an improved economic outlook as well as attractive valuation levels caused Japan's Nikkei 225 Index to rise 6.8%. Returns were further boosted by the dollar weakening against several currencies (the U.S. dollar rose slightly against the yen but fell 10.3% against the euro during the year). The MSCI World Index increased 20.1% while in the U.S., the Standard & Poor's 500 Index rose 15.8%. Both small and large cap stocks performed well with "value" stocks outperforming "growth" stocks. Most stocks benefited from higher corporate earnings in many cyclical businesses and increased corporate activity (takeovers, going private transactions including in unlikely places such as South Korea). Crude oil remained unchanged at $61 for the year ending December 31st. Gold, however, rose over 23% during the twelve-month period to almost $637 an ounce, although down from a peak of $715 an ounce in mid-May. The 30-year Treasury bond yield remained almost unchanged at 5.25%.

The net asset value of the Fund's shares rose 25.1% for the year ended December 31, 2006, while the MSCI EAFE Index was up 26.3% over the period. The stocks that helped the performance of the First Eagle Overseas Variable Fund came from a variety of industries and countries. Wendel Investissement (holding company, France), Sodexho Alliance SA (corporate services, France), Pargesa Holding SA (holding company, Switzerland), Kuehne & Nagel International AG (freight forwarding, Switzerland) and Toyota Motor Corporation (automotive, Japan) were among some of the more successful individual stocks that added to returns, while Nitto Kohki Company, Limited (industrial machinery, Japan) and Micronas Semiconductor Holding AG (semi-conductor manufacturer, Japan) detracted modestly from performance.

Corporate activity helped during the year with the takeover of Associated British Ports Holdings Plc (U.K.).

On December 31, 2006, the Fund was 0% hedged against the Japanese yen, down from 15% last year, as the yen weakened and as we believe Asian currencies should ultimately be revalued against the U.S. dollar. The Fund was 0% hedged against the euro, down from 25% last year, believing the latter to be somewhat undervalued against the U.S. dollar.

The portfolio is actively managed and is subject to change.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

January 2007

First Eagle Overseas Variable Fund

FUND EXPENSES
(Unaudited)

Example

As a shareholder of the First Eagle Variable Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the First Eagle Overseas Variable Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
First Eagle Overseas Variable Fund	10.31%	$1,000.00	$1,103.10	$6.47

(1)  For the six months ended December 31, 2006.

(2)  Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio of 1.22%, for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Variable Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Variable Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Variable Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,019.06	$6.21

(1)  For the six months ended December 31, 2006.

(2)  Expenses are equal to the annualized expense ratio of 1.22% for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND  Data as of December 31, 2006 (unaudited)

THE INVESTMENT STYLE

First Eagle Overseas Variable Fund

seeks long-term growth of capital.

ASSET ALLOCATION

COUNTRIES

France	18.92%
Japan	17.63%
Switzerland	9.94%
United Kingdom	7.98%
South Korea	6.84%
United States	4.35%
Italy	3.37%
Netherlands	2.28%
Germany	1.77%
Singapore	1.44%
Spain	1.35%
Mexico	1.27%
Ireland	0.82%
Belgium	0.65%
Brazil	0.59%
Hong Kong	0.56%
New Zealand	0.54%
Canada	0.54%
Australia	0.34%
Chile	0.30%
Malaysia	0.24%
Indonesia	0.10%
Thailand	0.09%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (2-3-97)
First Eagle Overseas Variable Fund	25.08%	27.62%	19.09%
MSCI EAFE Index	26.34%	14.98%	8.16%
Consumer Price Index	2.54%	2.69%	2.43%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Nestlé SA (Swiss food manufacturer)	3.60%
Toyota Motor Corporation (Japanese automobile manufacturer)	3.32%
Samsung Electronics Company, Limited Pfd. (South Korean electronics company)	3.27%
Pargesa Holding SA (Swiss holding company)	3.23%
Wendel Investissement (French holding company)	3.03%
Sodexho Alliance SA (French food management company)	2.58%
Tesco Plc (U.K. food retailer)	2.50%
Kuehne & Nagel International AG (Swiss freight company)	2.42%
Vivendi Universal SA (French media company)	2.39%
Robertet SA (French perfume and food flavoring company)	2.32%

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS
December 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(73.75%)
	Australia and New Zealand (0.88%)
375,000	News and Media NZ Limited exchangeable preference shares (10)	$863,093	$1,354,512
229,450	Spotless Group Limited (8)	763,178	839,954
		1,626,271	2,194,466
	Belgium (0.65%)
55,000	Deceuninck (1)	962,375	1,624,835
	Brazil (0.59%)
15,930	Petroleo Brasiliero SA ADR (3)	1,188,445	1,477,667
	Canada (0.54%)
17,779	EnCana Corporation (3)	182,455	816,945
168,890	Catalyst Paper Corporation (a)(11)	474,786	514,732
		657,241	1,331,677
	Chile (0.30%)
45,000	Quinenco SA ADR (8)	181,973	742,050
	France (17.83%)
50,834	Wendel Investissement (7)	1,163,847	7,552,405
102,361	Sodexho Alliance SA (1)	2,840,503	6,419,408
152,470	Vivendi Universal SA (10)	4,817,642	5,956,833
38,071	Robertet SA (2)	4,870,662	5,771,742
69,200	Rémy Cointreau SA (2)	1,986,679	4,473,988
25,590	Essilor International SA (6)	1,544,321	2,750,135
27,045	L'Oréal SA (2)	2,043,778	2,708,453
14,760	Neopost SA (8)	805,142	1,853,053
5,000	Société Foncière Financière et de Participations (7)	1,092,041	1,241,602
12,460	Laurent-Perrier (2)	324,330	1,196,856
17,240	Zodiac SA (8)	966,820	1,157,838
23,510	Télévision Française 1 SA (10)	618,803	871,979
720	Société Sucrière de Pithiviers-le-Vieil (2)	194,784	702,527
8,790	Total SA (3)	591,367	633,828
5,460	Cap Gemini SA (14)	188,655	342,559
5,410	Carrefour SA (2)	248,796	327,930
18,000	Sabeton SA (7)	229,529	294,501
2,000	Didot-Bottin SA (7)	126,999	148,834
		24,654,698	44,404,471
	Germany (1.77%)
35,820	Fraport AG (15)	1,402,983	2,553,129
10,000	Hornbach Holding AG Pfd. (13)	407,400	1,068,754
10,440	Vossloh AG (15)	507,336	787,106
		2,317,719	4,408,989

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Hong Kong (0.25%)
366,510	Shaw Brothers (Hong Kong) Limited (10)	$250,559	$634,250
	Indonesia (0.10%)
535,000	PT Bat Indonesia Tbk (a)(2)	562,762	237,950
	Italy (3.37%)
219,860	Italcementi S.p.A. RNC (9)	1,019,058	3,843,746
40,546	Italmobiliare S.p.A. RNC (9)	2,019,829	3,483,815
140,480	Gewiss S.p.A. (8)	289,463	1,075,066
		3,328,350	8,402,627
	Japan (17.63%)
123,870	Toyota Motor Corporation (1)	5,913,970	8,285,410
167,800	Shimano Inc. (1)	2,476,918	4,864,585
91,400	Ono Pharmaceutical Company, Limited (6)	3,440,789	4,823,259
81,700	Secom Company, Limited (8)	3,667,509	4,235,864
474,700	Aioi Insurance Company, Limited (4)	1,764,164	3,350,683
1,270	NTT DoCoMo, Inc. (14)	1,997,121	2,006,302
127,000	T. Hasegawa Company, Limited (2)	1,861,823	1,975,354
85,000	Secom Joshinetsu Company, Limited (8)	1,544,591	1,960,632
200,000	NIPPONKOA Insurance Company, Limited (4)	706,596	1,621,781
35,000	Dydo Drinco Inc. (2)	761,747	1,464,644
55,000	Chofu Seisakusho Company, Limited (1)	749,181	1,111,508
22,660	Astellas Pharma Inc. (6)	945,789	1,030,130
85,000	Chubu Nippon Broadcasting Company, Limited (10)	958,095	928,532
38,250	Nitto Kohki Company, Limited (8)	670,772	832,465
5,770	ASAHI Broadcasting Corporation (10)	322,298	788,372
27,600	Mandom Corporation (2)	548,856	684,173
10,200	Canon Inc. (14)	357,002	574,261
18,300	Meitec Corporation (8)	581,777	555,128
15,730	Olympus Corporation (6)	311,675	494,351
50,000	Sansei Yusoki Company, Limited (8)	388,365	483,173
25,000	TKC Corporation (8)	429,715	428,553
9,980	Takefuji Corporation (4)	388,329	394,990
32,200	Seikagaku Corporation (6)	176,280	325,233
50,000	Shingakukai Company, Limited (1)	385,310	315,953
1,000	Keyence Corporation (14)	245,072	247,805
6,800	MISUMI Group Inc. (8)	120,595	130,280
		31,714,339	43,913,421

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Mexico (1.27%)
315,350	Grupo Modelo SA de C.V. (2)	$1,159,205	$1,745,862
146,920	Industrias Peñoles, SA de C.V. (12)	814,715	1,346,716
1,730	Grupo Aeroportuario del Pacifico SA de C.V. ADR (15)	36,330	67,799
		2,010,250	3,160,377
	Netherlands (1.55%)
66,080	Heineken Holding NV (2)	2,053,826	2,685,427
44,600	Telegraaf Media Groep NV (10)	1,154,283	1,168,121
		3,208,109	3,853,548
	Singapore (0.97%)
522,990	Haw Par Corporation Limited (8)	1,114,999	2,420,382
	South Korea (6.84%)
15,790	Samsung Electronics Company, Limited Pfd. (14)	2,569,948	8,149,677
100,000	Hyundai Pharmaceutical Industries Company, Limited (6)	887,888	2,618,280
91,124	SK Telecom Company, Limited ADR (14)	1,983,188	2,412,963
1,500	Lotte Confectionery Company, Limited (a)(2)	360,172	1,951,613
11,110	SK Corporation (3)	693,924	872,075
10,400	Tae Young Corporation (a)(16)	314,047	838,710
23,790	Daeduck Electronics Company, Limited (a)(14)	141,260	182,134
		6,950,427	17,025,452
	Spain (1.35%)
45,082	Corporacion Financiera Alba SA (7)	1,331,407	3,363,786
	Switzerland (9.94%)
25,270	Nestlé SA (2)	7,342,689	8,976,873
70,610	Pargesa Holding SA (7)	3,445,181	8,040,584
82,820	Kuehne & Nagel International AG (15)	1,062,937	6,023,458
2,000	Edipresse SA (10)	675,882	959,061
21,250	Micronas Semiconductor Holding AG (a)(14)	742,556	467,225
1,739	Affichage Holding (10)	244,218	285,339
		13,513,463	24,752,540
	Thailand (0.09%)
20,000	The Oriental Hotel Public Company, Limited (1)	88,922	221,157
	United Kingdom (7.05%)
785,169	Tesco Plc (13)	4,576,750	6,219,260
1,240,534	Vodafone Group Plc (14)	2,684,600	3,437,338
221,830	WPP Group Plc (10)	2,802,421	2,999,446
133,950	Millennium & Copthorne Hotel Plc (1)	442,429	1,601,347
74,760	Spirax-Sarco Engineering Plc (8)	408,788	1,463,950

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Number of Shares			Cost (Note 1)	Value (Note 1)
		Common and Preferred Stocks—(continued)
		United Kingdom—(continued)
	24,725	Anglo American Plc (12)	$847,765	$1,206,055
	198,200	JZ Equity Partners Plc (4)	335,205	644,271
			12,097,958	17,571,667
		United States (0.78%)
	65,170	News Corporation, Class 'A' (10)	959,740	1,399,852
	9,233	Liberty Global Inc. (a)(10)	213,087	269,142
	9,473	Liberty Global Inc. Series 'C' (a)(10)	205,530	265,244
			1,378,357	1,934,238
		Total Common and Preferred Stocks	109,138,624	183,675,550
Ounces
		Commodity—(2.00%)
	7,827	Gold bullion (a)	4,413,879	4,983,651
Principal Amount
		Note and Bonds—(6.16%)
		Gold-Linked Note (1.57%)
	$2,980,000	HSBC Gold-Linked Note 0% due 1/16/2007 (a)(b)(c)(d)(e)(12)	2,980,000	3,914,826
		Non U.S. Dollar Bonds (4.59%)
GBP	500,000	EMI Group Plc 8 1/4% due 5/20/2008 (10)	818,196	1,026,978
HKD	5,000,000	Hong Kong Government 3.34% due 12/19/2008 (5)	635,593	641,060
HKD	1,100,000	Hong Kong Government 2.52% due 3/24/2009 (5)	137,793	138,446
SGD	1,815,000	Singapore Government 2.375% due 10/01/2009 (5)	1,094,528	1,164,332
EUR	1,675,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	2,023,113	2,055,372
MYR	2,109,000	Malaysian Government 3.756% due 4/28/2011 (5)	565,414	598,896
GBP	615,000	Enodis Plc 10 3/8% due 4/15/2012 (f)(8)	1,000,817	1,280,535
EUR	1,215,991	Republic of France O.A.T. I/L 3% due 7/25/2012 (g)(5)	1,594,408	1,710,728
EUR	850,000	UPC Holding BV 7 3/4% due 1/15/2014 (b)(10)	983,075	1,129,943
EUR	500,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	584,164	689,412
EUR	650,000	Ray Acquisition SCA 9 3/8% due 3/15/2015 (b)(8)	783,571	983,715
			10,220,672	11,419,417
		Total Note and Bonds	13,200,672	15,334,243

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short Term Investments (18.15%)
$11,859,000	ConocoPhillips Company 5.38% due 1/02/2007	$11,857,228		$11,857,228
5,900,000	ConocoPhillips Company 5.42% due 1/04/2007	5,897,335		5,897,335
9,190,000	BMW US Capital LLC 5.27% due 1/05/2007	9,184,619		9,184,619
9,331,000	Nestlé Capital Corporation 5.225% due 1/08/2007	9,321,520		9,321,520
8,969,000	BellSouth Corporation 5.28% due 1/22/2007	8,941,375		8,941,375
	Total Short Term Investments	45,202,077		45,202,077
	Total Investments (100.06%)	$171,955,252	*	249,195,521	**
	Liabilities in excess of other assets (–0.06%)			(141,303)
	Net assets (100.00%)			$249,054,218

*  At December 31, 2006 cost of investments for federal income tax purposes was $182,967,607.

**  Gross unrealized appreciation and depreciation of investments at December 31, 2006 were $66,954,787 and $726,873, respectively (net appreciation was $66,227,914).

Foreign Currencies

EUR—euro

GBP—pound sterling

HKD—Hong Kong dollar

MYR—Malaysian ringgit

SGD—Singapore dollar

Sector/Industry Classifications	Percent of Net Assets
(1) Consumer Discretionary	10.65%
(2) Consumer Staples	14.01%
(3) Energy	1.52%
(4) Financials	2.42%
(5) Government Issues	1.72%
(6) Health Care	4.83%
(7) Holding Companies	8.29%
(8) Industrials	8.20%
(9) Materials	2.94%
(10) Media	8.31%
(11) Paper and Forest Products	0.21%
(12) Precious Metals	4.59%
(13) Retail	2.93%
(14) Technology and Telecommunications	7.16%
(15) Transportation	3.79%
(16) Utilities	0.34%

(a)  Non-income producing security.

(b)  All or a portion of this security is exempt from registration under the Securities Act of 1933 and may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)  Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.

(d)  Security for which there is less than three market makers.

(e)  Leveraged 1 1/2 to 1 of the price of gold bullion.

(f)  Securities valued in accordance with fair value procedures under supervision of the Board of Trustees, representing 0.51% of net assets.

(g)  Inflation protected security.

See Notes to Financial Statements

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
Investments, at value (cost $171,955,252) (Note 1)	$249,195,521
Cash	567
Receivable for investment securities sold	105,084
Receivable for forward currency contracts held, at value (Notes 1 and 6)	12
Receivable for Fund shares sold	21,588
Accrued interest and dividends receivable	416,185
Other assets	1,184
Total Assets	249,740,141
Liabilities:
Payable for Fund shares redeemed	179,298
Investment advisory fees payable (Note 2)	156,640
Administrative costs payable (Note 2)	9,544
Distribution fees payable (Note 3)	151,993
Accrued expenses and other liabilities	188,448
Total Liabilities	685,923
Net Assets:
Capital stock (par value, $0.001 per share)	9,082
Capital surplus	182,824,602
Net unrealized appreciation (depreciation) on:
Investments	77,240,269
Foreign currency related transactions	(7,380)
Accumulated distributions in excess of net realized gains	(10,743)
Accumulated distributions in excess of net investment income	(11,001,612)
Net Assets (Note 1)	$249,054,218
Net Asset Value per Share (NAV) (based on 9,081,501 shares outstanding; 1,000,000,000 shares authorized) (Note 5)	$27.42
Maximum Offering Price per Share	$27.42

See Notes to Financial Statements

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

Investment Income:
Income:
Dividends (net of $369,059 foreign taxes withheld)	$3,133,941
Interest	2,286,052
Total income	5,419,993
Expenses:
Investment advisory fees (Note 2)	1,713,735
Administrative costs (Note 2)	40,014
Distribution fees (Note 3)	571,245
Shareholder servicing agent fees	189,514
Custody fees	129,058
Professional fees	69,811
Printing fees	64,210
Legal fees	40,198
Accounting fees	12,441
Trustees' fees	6,122
Insurance fees	4,445
Registration and filing fees	446
Miscellaneous fees	733
Total expenses from operations	2,841,972
Expense reductions due to earnings credits (Note 1)	(8,579)
Net Expenses	2,833,393
Net investment income (Note 1)	2,586,600
Realized and Unrealized Gains on Investments and Foreign Currency Related Transactions (Notes 1 and 6):
Net realized gains from:
Investment transactions	33,347,775
Foreign currency related transactions	954,688
34,302,463
Change in unrealized appreciation (depreciation) of:
Investment transactions	14,270,831
Foreign currency related transactions	(1,009,790)
13,261,041
Net gain on investments and foreign currency related transactions	47,563,504
Net Increase in Net Assets Resulting from Operations	$50,150,104

See Notes to Financial Statements

First Eagle Overseas Variable Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2006	2005
Operations:
Net investment income	$2,586,600	$1,714,001
Net realized gain from investments and foreign currency related transactions	34,302,463	30,888,515
Increase in unrealized appreciation (depreciation) of investments and foreign currency related transactions	13,261,041	5,334,859
Net increase in net assets resulting from operations	50,150,104	37,937,375
Distributions to Shareholders:
Dividends paid from net investment income	(15,844,303)	(4,357,960)
Distributions paid from net realized gains from investment transactions	(53,905,998)	(13,665,858)
Decrease in net assets resulting from distributions	(69,750,301)	(18,023,818)
Fund Share Transactions (Note 5):
Net proceeds from shares sold	45,441,128	27,335,656
Net asset value of shares issued for reinvested dividends and distributions	69,750,298	18,009,376
Cost of shares redeemed	(56,117,564)	(34,931,146)
Increase in net assets from Fund share transactions	59,073,862	10,413,886
Net increase in net assets	39,473,665	30,327,443
Net Assets (Note 1):
Beginning of year	209,580,553	179,253,110
End of year (including accumulated distributions in excess of net investment income and undistributed net investment income of $(11,001,612) and $1,388,304, respectively.)	$249,054,218	$209,580,553

See Notes to Financial Statements

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital. The following is a summary of significant accounting policies adhered to by the Fund and is in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio investment (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively price). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively price), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ("NOCP")). All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars, while commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 pm E.S.T). Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly trade securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the interest method.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS —(Continued)

c)  Expenses—Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the First Eagle Overseas Variable Fund's average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current cost of covering or offsetting such contracts until these contracts are closed out, at which time the Fund realizes a gain or loss. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

f)  Structured notes—In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). There currently is some uncertainty as to the status of income from certain commodity-linked structured notes. The Fund is treating income from the specific commodity-linked structured notes in which it currently invests as Qualifying Income. If the Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

g)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis. At December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$—
Undistributed net realized gain on investments	—
Net unrealized appreciation on investments	66,220,534
$66,220,534

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales, gold-linked notes and the treatment of passive foreign investment companies.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS —(Continued)

h)  Reclassification of capital accounts—On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase undistributed net investment income in the amount of $867,787, and decrease undistributed net realized gains on investments in the amount of $2,776,688 and increase capital surplus in the amount of $1,908,901.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, redemption of Fund shares used as distributions, passive foreign investment companies, and gold-linked notes.

i)  Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

For the year ended December 31, 2006 and 2005, First Eagle Overseas Variable Fund distributed ordinary income dividends of $23,216,464 and $7,305,251, respectively.

For the year ended December 31, 2006 and 2005, First Eagle Overseas Variable Fund distributed long-term capital gains dividends of $46,533,837 and $10,718,567, respectively.

Distributions for the year ended December 31, 2006 were increased as a result of accelerating distributions for this calendar year into the December 2006 distribution.

j)  Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

k)  Recently issued accounting pronouncements—In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. The Fund is required to implement FASB Interpretation No. 48 no later than June 29, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Trust is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS is not expected to have a material impact on the Fund's financial statements.

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC ("the Adviser"), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings") manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund's aggregate expenses exceeded 1.50% of the Fund's average daily net assets. The advisor no longer waives its advisory fees, regardless of other expenses borne by the Fund.

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement with the Fund, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the year ended December 31, 2006, the Fund reimbursed the Adviser $40,014 under this arrangement.

First Eagle Funds Distributors (the "Distributor"), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund's principal underwriter.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS —(Continued)

Included in the accrued expenses, on the accompanying statement of assets and liabilities of the Fund are fees that are payable to the trustees in the amount of $81. The Trust adopted a Trustee Deferred Compensation Plan which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds, an affiliated fund group, until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the "Plans") with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2006, the distribution fees incurred by the Fund were $571,245.

Note 4—Purchases and Sales of Securities

During the year ended December 31, 2006, the aggregate cost of purchases of investment and proceeds from sales of investments, excluding short-term securities, totaled $55,825,788 and $81,578,678, respectively.

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	1,293,509	931,413
Shares issued for reinvested dividends and distributions	2,554,020	600,113
Shares redeemed	(1,645,332)	(1,174,308)
Net increase	2,202,197	357,218

Note 6—Commitments

As of December 31, 2006, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $12.

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered	U.S. $ To Be Received	U.S. $ Value at December 31, 2006	Unrealized Appreciation at December 31, 2006	Unrealized Depreciation at December 31, 2006
1/04/07	79,642 euro	$105,096	$105,084	$12	—

Note 7—Indemnifications and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
	2006	2005	2004	2003	2002
Selected Per Share Data[a]
Net asset value, beginning of year	$30.47	$27.48	$22.58	$14.96	$13.16
Income from investment operations:
Net investment income	0.39	0.27	0.23	0.20	0.04
Net realized and unrealized gains on investments	7.21	5.58	5.92	7.43	2.02
Total from investment operations	7.60	5.85	6.15	7.63	2.06
Less distributions:
Dividends from net investment income	(2.42)	(0.69)	(0.61)	(0.01)	(0.04)
Dividends from capital gains	(8.23)	(2.17)	(0.64)	(0.00)[b]	(0.22)
	(10.65)	(2.86)	(1.25)	(0.01)	(0.26)
Net asset value, end of year	$27.42	$30.47	$27.48	$22.58	$14.96
Total Return	25.08%	21.46%	27.50%	51.01%	15.72%
Ratios and Supplemental Data
Net assets, end of year (000's)	$249,054	$209,581	$179,253	$127,647	$63,730
Ratio of operating expenses to average net assets[c]	1.24%	1.25%	1.31%	1.37%	1.49%
Ratio of net investment income to average net assets[d]	1.13%	0.90%	0.95%	1.12%	0.31%
Portfolio turnover rate	28.30%	32.76%	32.43%	12.22%	27.93%

a  Per share amounts have been calculated using the average shares method.

b  Amount represents less than $0.01 per share.

c  The annualized ratios of operating expenses to average net assets for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 would have been 1.24%, 1.25%, 1.31%, 1.37%, and 1.49%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

d  The annualized ratios of net investment income to average net assets for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 would have been 1.13%, 0.90%, 0.95%, 1.12%, and 0.31%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and financial highlights for each of the four years ended December 31, 2005 were audited by another independent registered public accounting firm, whose report dated February 22, 2006 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2007

First Eagle Overseas Variable Fund

TAX INFORMATION

(Unaudited)

The Fund designates the following amounts distributed during the fiscal year ended December 31, 2006 as capital gain dividends and/or dividends eligible for corporate dividends received deduction:

	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains -15%
First Eagle Overseas Variable Fund	1.86%	$47,937,468

*  First Eagle Overseas Variable Fund paid foreign taxes of $369,041 and recognized foreign source income of $3,958,552. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during calendar year 2006.

First Eagle Overseas Variable Fund

ADDITIONAL INFORMATION

(unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Member, Carnegie Council on Ethics and International Affairs; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6	Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Funds (Chair) (5 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  The term of office of each Trustee expires on his/her 70th birthday.

(3)  Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd; Member, The University of Chicago Council on the Graduate School of Business; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Funds (5 portfolios)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6	Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (5 portfolios)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Funds (5 portfolios)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

(2)  Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold(2) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6	Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation;Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Funds (5 portfolios)

James E. Jordan(3) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6	Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

(2)  Mr. Arnhold is an Interested Trustee (i.e., an "interested person" of the Trust as defined in the Investment Company Act) because he is an officer and director of the Trust's investment adviser and principal underwriter.

(3)  The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust's investment adviser and principal underwriter. (He is not, however, an "interested person" of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present (with portfolio management responsibility since December 1996)	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Funds; Chief Investment Officer, Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) since January 2005; Senior Vice President, Société Générale Asset Management Corp. since 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present	General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Funds

Stefanie Hempstead 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

(1)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees of the Trust approved the Advisory Agreement most recently on December 6, 2006. In doing so, the Trustees considered the desirability of continuing the Fund's historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreement and the total cost to the Fund of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Fund. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Fund are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Fund grows), which the Trustees determined are reasonable and appropriate. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser's past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser's fees were competitive to those charged by investment advisers to similar funds (i.e., the Fund's net management fee was approximately the same as or lower than its renewed peer group average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund's expense ratio was reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser's past performance and reliability on behalf of the Fund were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed group average) when compared with investment advisers to similar funds and the Adviser's profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreement serves the interests of the Fund and its shareholders.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

First Eagle Overseas Variable Fund

1345 Avenue of the Americas
New York, NY 10105

Trustees and Officers

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Dominique M. Raillard

Officers

John P. Arnhold

President

Charles de Vaulx

Senior Vice President

Robert Bruno

Chief Operations & Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Vice President & Secretary

Stefanie Hempstead

Vice President & Treasurer

Michael Luzzatto

Assistant Vice President

Winnie Chin

Assistant Treasurer

Philip Santopadre

Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder
  Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors,
  a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

Item 2.              Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts.  Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$30,000	$25,000

Audit-Related Fees

Tax Fees	$19,951	$12,650

All Other Fees

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, in particular the issuance of a report on internal controls.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2006 and 2005.

(h) Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable.

Item 6.                                   Schedule of Investments

Included as part of the Report to Stockholders filed pursuant to Item 1.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation as of a date within 90 days prior to the filing of this report, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date 3/5/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date 3/5/2007

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

Date 3/5/2007

*          Print the name and title of each signing officer under his or her signature.